Exhibit 99.1

NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR STATE LAW OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

$1,525,000                                              Los Angeles, California
                                                                  July 20, 2006

                              MFC DEVELOPMENT CORP.
                             ADSOUTH MARKETING, LLC.

                                CONVERTIBLE NOTE

         FOR VALUE RECEIVED, MFC Development Corp., a Delaware corporation ("MFC") and Adsouth Marketing, LLC ("Purchaser," and, together with MFC, the "Company," hereby jointly and severally promise to pay to the order of Adsouth Partners, Inc., a Nevada corporation ("Payee"), the principal amount of one million five hundred twenty five thousand dollars ($1,525,000) at the time and in the manner set forth in Article 1 of this Note. Interest on the outstanding principal balance shall be paid monthly at the rate of interest set forth in
Section 1(a), 1(b) and 1(d) of this Note, as the case may be. Accrued interest shall also be payable at such time as any payment of principal of this Note is made. Interest shall be computed on the basis of a 360-day year, using the number of days actually elapsed.

                                   ARTICLE 1.

                  Payment of Principal and Interest on the Note
                  ---------------------------------------------

               (a) This Note shall bear interest as follows, subject to the provisions of Sections 1(b) and 1(d) of this Note.

                    (i) During the period ending on October 20, 2006 (the "first period"), this Note shall bear interest at the rate of nine and one-half percent (9.5%) per annum.

                    (ii) During the period commencing October 21, 2006 and ending on January 20, 2007 (the "second period"), this Note shall bear interest at the rate of ten and one-half percent (10.5%) per annum.

                    (iii) During the period commencing January 21, 2007 and ending on April 20, 2007 (the "third period"), this Note shall bear interest at the rate of eleven and one-half percent (11.5%) per annum.

                    (iv) (x) Subsequent to April 20, 2007 or (y) if the Company shall not have fulfilled its obligations under the Registration Rights Agreement that relate to registration of the Conversion Shares as hereinafter defined and the continuing effectiveness of the registration statement, this Note shall bear interest at the rate of eighteen percent (18%) per annum; provided however, that a failure to fulfill obligations can only be asserted if Payee has provided written notice to the Company of a purported failure which remains uncured thirty (30) days after Company's receipt of such notice and provided further that no increase in interest rate under this Section 1(a)(iv) shall be considered an Event of Default hereunder.

               (b) Notwithstanding the provisions of Section 1(a) of this Note:

                    (i) In the event that twenty five percent (25%) of the principal amount of this Note that is outstanding at the beginning of the first period, together with accrued interest, is paid prior to the end of the first period, the interest rate in effect for the first period shall continue as the interest rate for the second period.

                    (ii) In the event that twenty five percent (25%) of the principal amount of this Note that is outstanding at the beginning of the second period, together with accrued interest, is paid prior to the end of the second period, the interest rate in effect for the second period shall continue as the interest rate for the third period.

               (c) The principal amount of this Note shall be subject to adjustment as provided in that certain asset purchase agreement (the "Purchase Agreement") dated as of June 22, 2006 by and between the Company, on the one hand, and Payee and certain of its subsidiaries, on the other hand. References to the principal amount of this Note shall reflect any adjustments pursuant to this Section 2(c). Further, to the extent adjustments are pending pursuant to the Purchase Agreement, the Company's obligation to pay such disputed portion of the Note shall be suspended until such dispute is resolved and any payments so deferred or suspended shall be paid in full at such time as the dispute is resolved.

               (d) Payment of the principal amount of this Note, together with accrued interest, shall be made on demand at any time commencing April 21, 2007; provided, however, that if at least fifty percent (50%) of the principal amount of this Note, together with accrued interest thereon, shall have been paid by 5:00 P.M. Eastern time on the last day of the second period the remaining principal (the "Remaining Principal Amount") and interest shall be payable as follows:

                    (i) The date on which the Company shall have paid fifty percent (50%) of the principal amount of this Note pursuant to Section 1(d) is referred to as the "Section 1(d) Payment Date."

                    (ii) This Note shall bear interest, from and after the
Section 1(d) Payment Date, at the rate of interest equal to the interest rate announced by JP Morgan Chase Bank as its prime rate (regardless of whether that rate is the lowest rate charged by said bank) (the "Prime Rate") plus 400 basis points, subject to Section 2(c) of this Note.

                    (iii) The Company shall make a monthly payment of principal in the amount equal to three percent (3%) of the Remaining Principal Amount. Such payment shall be made on the same day of the month that is the calendar day prior to the Section 1(d) Payment Date, commencing with the calendar month immediately following the Section 1(d) Payment Date and concluding with the twenty fourth (24th) month thereafter. For example, if the Section 1(d) Payment Date is January 8, 2007, the payments pursuant to this Section 1(d) (iii) shall be made on seventh (7th) day of each month thereafter, commencing February 7, 2007 through and including January 7, 2009.

                    (iv) The twelfth (12th) payment pursuant to Section 1(d)
(ii) shall be accompanied by a payment of principal equal to twenty eight percent (28%) of the Remaining Principal Amount.

                    (v) The Company may, at any time, make an additional payment on account of the Remaining Principal Amount, without penalty or premium; provided, that (x) such payment shall be accompanied by accrued interest to the date of such payment and (y) the remaining payments due pursuant to this Section 1(d) shall be reduced on a pro rata basis.

               (e) In the event that MFC, Purchaser or any of their respective subsidiaries completes a Qualified Financing, as hereinafter defined, the Company shall, contemporaneously with the Qualified Financing, make a payment equal to not less fifty percent (50%) of the then outstanding principal amount of this Note; provided, however, that if the Qualified Financing is received in installments, the payments due pursuant to this Section 1(e) shall be made pro rata, based on the percentage that the amount received in each installment bears to the total amount to be received.

               (f) A Qualified Financing shall mean the sale by MFC, Purchaser or any of its their respective subsidiaries, at any time during the one hundred eighty (180) days following the date of this Note, whether in one transaction or a series of transactions which need not be related transactions, of the Company's capital stock, or other securities convertible into the Company's capital stock, from which the gross proceeds received by the Company and its subsidiaries, prior to any underwriting, brokerage or finders' fee or commission or other offering expenses, in such transaction(s) total at least five million dollars ($5,000,000).

               (g) The term Qualified Financing Price shall mean (i) with respect to a Qualified Financing involving the sale of MFC's common stock, par value $.001 per share ("Common Stock") the price per share (or weighted average price per share in a series of transactions) at which Common Stock is sold, or
(ii) with respect to a Qualified Financing involving the sale of MFC's convertible securities, the amount determined by dividing (x) the proceeds received by MFC from the Qualified Financing by (y) the number of shares of Common Stock which would be be issuable upon such conversion or exercise on the date of the Qualified Financing. If the Qualified Financing involves both Common Stock and convertible securities, the weighted average price per share of Common Stock, determined in provided in this Section 1(g), shall be used. There shall only be a single Qualified Financing.

               (h) As used in this Note, obligations and covenants of the Company are the joint and several obligations of MFC and Purchaser.


                                   ARTICLE 2.

                       Events of Default and Acceleration
                       ----------------------------------

               (a) Events of Default Defined. The entire unpaid principal amount of this Note, together with interest thereon shall, on written notice to the Company given by the holders of this Note, forthwith become and be due and payable if any one or more the following events ("Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or be affected or come about by operation of law pursuant to or in compliance with any judgment, decree, or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing. An Event of Default shall occur:

                    (i) if failure shall be made in the payment of the principal of or interest on this Note when and as the same shall become due and such failure shall continue for a period of ten (10) business days after such payment is due; or

                    (ii) if the Company shall violate or breach any of the covenants contained in the Note or any of the covenants in the Purchase Agreement that relate to a payment obligation of the Company and such violation or breach shall continue for thirty (30) days after written notice of such breach shall have been received by the Company from Payee; or

                    (iii) if the Company or any Material Subsidiary shall consent to the appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property or shall make a general assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy, or an answer seeking reorganization in a proceeding under any bankruptcy law (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against the Company or any Material Subsidiary, in any such proceeding, or shall by voluntary petition, answer or consent, seek relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or winding up of corporations, or an arrangement, composition, extension or adjustment with its or their creditors, or shall, in a petition in bankruptcy filed against it or them be adjudicated a bankrupt, or the Company or any Material Subsidiary or their directors or a majority of its stockholders shall vote to dissolve or liquidate the Company or any Material Subsidiary other than a liquidation involving a transfer of assets from a Subsidiary to the Company or another Subsidiary; or

                    (iv) if an involuntary petition shall be filed against the Company or any Material Subsidiary seeking relief against the Company or any Material Subsidiary under any now existing or future bankruptcy, insolvency or other similar law providing for the reorganization or winding up of corporations, or an arrangement, composition, extension or adjustment with its or their creditors, and such petition shall not be vacated or set aside within ninety (90) days from the filing thereof; or

                    (v) if a court of competent jurisdiction shall enter an order, judgment or decree appointing, without consent of the Company or any Material Subsidiary, a receiver, trustee or liquidator of the Company or any Material Subsidiary, or of all or any substantial part of the property of the Company or any Material Subsidiary, or approving a petition filed against the Company or any Material Subsidiary seeking a reorganization or arrangement of the Company or any Material Subsidiary under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State thereof, or any substantial part of the property of the Company or any Material Subsidiary shall be sequestered; and such order, judgment or decree shall not be vacated or set aside within ninety (90) days from the date of the entry thereof; or

                    (vi) if, under the provisions of any law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Company or any Material Subsidiary or of all or any substantial part of the property of the Company or any Material Subsidiary and such custody or control shall not be terminated within ninety (90) days from the date of assumption of such custody or control.

               (b) Rights of Note Holder. Nothing in this Note shall be construed to modify, amend or limit in any way the right of the holder of this Note to bring an action against the Company.

               (c) Default Interest Rate. If there shall occur an Event or Default, the interest rate shall, from and after the date of such Event of Default, be the greater of (i) eighteen percent (18%) per annum or (ii) the Prime Rate plus 400 basis points.

                                   ARTICLE 3.

                                   Conversion
                                   ----------

               (a) Right of Conversion.

                    (i) At any time after the last day of the second period, the holder of this Note shall have the right to convert all or any part of the principal amount of this Note outstanding from time to time and accrued interest thereon into such number of shares of Common Stock at the conversion price hereinafter defined (the "Conversion Price");. The Conversion Shares shall be restricted securities, as defined in Rule 144 of the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and shall bear a restrictive legend similar to the legend appearing on this Note. The holders of the Conversion Shares shall have the rights set forth in the Registration Rights Agreement.

                    (ii) Notwithstanding any other provision of this Note, if the Company shall pay fifty percent (50%) of the principal amount of this Note, together with accrued interest, before the commencement of the Third Period, the holder of this Note shall have no right to convert this Note unless an Event of Default shall occur. If an Event of Default shall occur, the holder of this Note shall have all rights of conversion set forth in this Article 3.

                    (iii) In order to exercise the conversion right, the holder of this Note shall surrender this Note at the office of the Company together with written instructions specifying the portion of the principal amount of and accrued interest on this Note which the holder elects to convert and the registration and delivery of certificates for shares of Common Stock issuable upon such conversion. The shares of Common Stock issuable upon conversion of principal and interest on this Note are referred to as the "Conversion Shares." The number of Conversion Shares to be issued upon any whole or partial conversion of this Note shall be determined by dividing the amount of principal and interest being converted by the Conversion Price in effect on the date of such conversion, which shall be the date this Note is delivered to the Company for conversion. The holder shall thereupon be deemed the holder of the shares of Common Stock so issued. If this Note shall have been converted in part, the holder of this Note shall be entitled to a new Note representing the unpaid principal balance of such Note remaining after deducting the principal amount of the Note converted.

               (b) At any such time as the Company has made the fifty percent (50%) payment pursuant to f Section 1(d) , the Company shall have the right to force conversion of this Note into Common Stock by issuing to the holder of this Note such number of shares of Common Stock determined by dividing one hundred fifteen percent (115%) of the total amount of principal and interest being converted pursuant to this Section 1(h) by the Conversion Price, as hereinafter defined; provided, however, that the Company shall only exercise this right if, at such the time of such exercise, the shares of Common Stock to be so issued shall be subject to a current and effective registration statement or all of such shares may be sold pursuant to Rule 144(k) of the Commission pursuant to the Securities Act, or any subsequent similar rule.

               (c) Conversion Price. The Conversion Price shall mean the lesser of (i) one dollar ($1.00) per share or (ii) the greater of (x) the Qualified Financing Price or (y) fifty cents ($.50), subject to adjustment as hereinafter provided.

               (d) Adjustment in Conversion Price. If the Company shall, subsequent to the date of initial issuance of this Note, (A) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (B) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (C) combine or reclassify its outstanding Common Stock into a smaller number of shares or otherwise effect a reverse split, the Conversion Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision or other combination or reclassification shall be proportionately adjusted upward or downward, as the case may be in accordance with generally accepted accounting principles. Such adjustment shall be made successively whenever any event listed in this Section 3(d) shall occur.

               (e) Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock or the class issuable upon conversion of this
Note) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the holder of this Note shall have the right thereafter by converting this Note, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon conversion of this
Note immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Note. The foregoing provisions of this Section 3(e) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole in part, for a security of the Company other than Common Stock, such transaction shall be treated as a reclassification or reorganization pursuant to this Section 3(e).

               (f) Fractional Shares. No fractional shares or script representing fractional shares shall be issued upon the conversion of any Notes. If, upon any full or partial conversion of this Note, the holder would, except for the provisions of this Section 3(f), be entitled to receive a fractional share of Common Stock, then the number of shares to be issued on such conversion shall be rounded up to the nearest whole number of shares.

               (g) Registration Rights Agreement. The holders of the Conversion Shares shall have all rights provided to Payee pursuant to the registration rights agreement (the "Registration Agreement") dated the date of this Note between the Company and Payee.

                                   ARTICLE 4.

                                  Miscellaneous
                                  -------------

               (a) Transferability. The holder of this Note may transfer this Note with the consent of MFC, which consent shall not be unreasonably withheld or delayed. Any such transfer will be made in a transaction exempt from registration pursuant to the Securities Act and applicable state securities law. The Company shall treat as the owner of this Note the person shown as the owner on its books and records.

               (b) Right to Encumber. Nothing in this Note shall restrict the ability of the holder of this Note to pledge or hypothecate this Note or otherwise use this Note as collateral for any obligation of the holder.

               (c) WAIVER OF TRIAL BY JURY. IN ANY LEGAL PROCEEDING TO ENFORCE PAYMENT OF THIS NOTE, THE COMPANY WAIVES TRIAL BY JURY.

               (d) WAIVER OF ANY RIGHT OF COUNTERCLAIM. EXCEPT AS PROHIBITED BY LAW, THE COMPANY HEREBY WAIVES ANY RIGHT TO ASSERT ANY CLAIM IT MAY HAVE AGAINST THE HOLDER OF THIS NOTE BY WAY OF A COUNTERCLAIM (OTHER THAN A COMPULSORY COUNTERCLAIM) IN ANY ACTION ON THIS NOTE.

               (e) Usury Saving Provision. All payment obligations arising under this Note are subject to the express condition that at no time shall the Company be obligated or required to pay interest at a rate which could subject the holder of this Note to either civil or criminal liability as a result of being in excess of the maximum rate which the Company is permitted by law to contract or agree to pay. If by the terms of this Note, the Company is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the applicable rate of interest shall be deemed to be immediately reduced to such maximum rate, and interest thus payable shall be computed at such maximum rate, and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of principal.

               (f) Notice to Company. Notice to the Company shall be given to the Company in the manner set forth in the Purchase Agreement.

               (g) Governing Law. This Note shall be governed by the laws of the State of California applicable to agreements executed and to be performed wholly within such State. The Company hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Central District of California or any court of the State of California located in the County of Los Angeles in any action, suit or proceeding arising out of or relating to this Noteor any of the transactions contemplated hereby or thereby, and agrees that any such action, suit or proceeding shall be brought only in such court, provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of California other than for such purpose. Each party hereby irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.

               (h) Expenses. In the event that either party commences a legal proceeding in order to enforce its rights under this Note, the losing party shall pay all reasonable legal fees and expenses incurred by the prevailing party with respect thereto.

         IN WITNESS WHEREOF, the Company has executed this Note as of the date and year first aforesaid.

                                    MFC DEVELOPMENT CORP.



                                    By:/S/______________________________
                                          Nancy Duitch, CEO


                                    ADSOUTH MARKETING, LLC

                                    By: MFC DEVELOPMENT CORP.

                                    Its: Manager

                                    By:/S/______________________________
                                          Nancy Duitch, CEO

                              NOTICE OF CONVERSION

                       [To be Signed Only Upon Conversion
                            of Part or All of Notes]

                             MFC DEVELOPMENT CORP.

         The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into shares of Common Stock of MFC Development Corp. to the extent of $ (*) unpaid principal amount of and interest due on such Note, and requests that the certificates for such shares be issued in the name of _____________________________________, and delivered to _______________________, whose address is ______________________________________________________.



Dated:_______________




______________________________
         (Signature)

(Signature must conform in all respects to name of holder as specified on the face of the Note.)

(*) Insert here the unpaid principal amount of the Note (or, in the case of a partial conversion, the portion thereof as to which the Note is being converted). In the case of a partial conversion, a new Note will be issued and delivered, representing the unconverted portion of the unpaid principal amount of this Note, to or upon the order of the holder surrendering such Note.